UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2015, Westmoreland Coal Company (the "Company") filed a Current Report on Form 8-K (the "Prior Form 8-K") with the Securities and Exchange Commission (the "SEC") to report the retirement of Keith E. Alessi as Chief Executive Officer of the Company and his transition to the strategic role of CEO-Emeritus, each of which would become effective as of December 31, 2015, and the appointment of Kevin A. Paprzycki, to serve as Chief Executive Officer of the Company, John A. Schadan, to serve as President and Chief Operating Officer of the Company, and Jason Veenstra, to serve as Chief Financial Officer of the Company, each of which appointments would become effective as of January 1, 2016 (the "Executive Transitions"). This Current Report of Form 8-K/A amends and supplements the Prior Form 8-K in certain respects.

On November 11, 2015, the Company's Board of Directors (the "Board") approved the acceleration of the previously announced Executive Transitions such that all Executive Transitions will now be effective as of December 1, 2015. Additionally, the Company announced that Mr. Alessi will retire from his role as director of the Company and the Board concurrently elected Mr. Paprzycki, age 45, as a new director, each of which would become effective December 1, 2015. A copy of the press release announcing the acceleration of the Executive Transitions and Mr. Paprzycki's election to the Board is attached hereto as Exhibit 99.1.

For additional information regarding Mr. Paprzycki, see his biography in the section entitled “Directors and Executive Officers-Executive Officer Information” in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the SEC on April 16, 2015, which description is incorporated by reference herein. As an employee director, Mr. Paprzycki will not be compensated in connection with his service on the Board. There are no arrangements or understandings between Mr. Paprzycki and any other person pursuant to which Mr. Paprzycki was elected as a director of the Company. Mr. Paprzycki does not have any family relationships with any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company, and there are no “related person” transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Paprzycki and the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: November 17, 2015	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton SVP, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 12, 2015